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                            MFS/SUN LIFE SERIES TRUST

         MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME SERIES
               MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH SERIES
                          WORLD ASSET ALLOCATION SERIES

                    Supplement to the May 1, 1997 Prospectus


         The following language deletes and replaces in its entirety the paragraph entitled "MFS/Foreign & Colonial International Growth and Income Series" on the cover page of the current Prospectus:

         MFS/Foreign & Colonial International Growth and Income Series will seek capital appreciation and current income by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are outside the U.S. (see page 23).

         In addition, the following language deletes and replaces in its entirety the language in the section entitled "(8) MFS/Foreign & Colonial International Growth and Income Series ("International Growth and Income Series")" on pages 23 and 24 of the current Prospectus:

         The International Growth and Income Series' investment objective is to seek capital appreciation and current income. The series seeks to achieve its objective by investing primarily in equity securities of issuers whose principal activities are outside the U.S. The series will invest, under normal market conditions, at least 65% of its total assets (and generally expects to invest a substantial portion of its total assets) in equity securities of foreign "blue chip" companies and foreign growth companies. See "Investment Instruments and Techniques - Foreign Growth Securities" below. The series considers a security to be "blue chip" if the total equity market capitalization of the issuer is at least U.S. $5 billion. It is expected that the series' equity securities will include securities which pay relatively high current dividends.

         The series may invest up to 10% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Instruments and Techniques - Emerging Market Securities" below.

         The description of the portfolio managers under the section entitled "Sub-Investment Advisers to the MFS/Foreign & Colonial Series" section beginning on page 58 of the Prospectus is hereby revised as follows:

         Effective June 1, 1997, June Scott and Ian K. Wright are the portfolio managers of the MFS/Foreign & Colonial International Growth Series and the MFS/Foreign & Colonial International Growth and Income Series. Mr. Wright is a Director of the Board of Foreign & Colonial Management Ltd. ("FCM") and has been employed by FCM as a portfolio manager since 1981. Ms. Scott is a Global Funds Manager of FCM and has been employed by FCM as a portfolio manager since 1995. Prior to joining FCM, Ms. Scott completed her MBA at the London Business School in 1995 and worked as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London until 1993.

         The description of the portfolio managers on page 54 of the Prospectus under the "Management of the Series Fund - Investment Adviser" section is hereby revised as follows:

         Effective June 1, 1997,  James T. Swanson,  David R.  Mannheim,  Robert
J. Manning, Geoffrey L. Kurinsky, John F. Brennan, Jr., and Leslie J. Nanberg are the portfolio managers of the World Asset Allocation Series. Messrs. Swanson, Mannheim, Manning, Kurinsky, Brennan and Nanberg are Senior Vice Presidents of Massachusetts Financial Services Company ("MFS") and have been employed by MFS as portfolio managers since 1985, 1988, 1984, 1987, 1985 and 1980, respectively.

                  The date of this Supplement is July 1, 1997.